UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2007

                             James River Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


Delaware                  000-51480                         05-0539572
--------                  ---------                         ----------
(State or Other           (Commission                       (I.R.S. Employer
Jurisdiction of           File Number)                      Identification No.)
Incorporation)

   300 Meadowmont Village Circle, Suite 333, Chapel Hill, North Carolina 27517
                             ----------------------
          (Address of Principal Executive Offices, including Zip code)


                                 (919) 883-4171
                             ----------------------
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.        Regulation FD Disclosure.

On May 17, 2007, the Registrant issued a press release announcing its Board of Directors has declared a quarterly cash dividend of $0.15 per share of common stock. The dividend is payable on Friday, June 29, 2007 to all stockholders of record on Friday, June 15, 2007. A copy of the press release is furnished as
Exhibit 99.1 to this report.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit No.         Description of Exhibit
    -----------         ----------------------
    99.1                Press release dated May 17, 2007.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     James River Group, Inc.
                                     (Registrant)


                                     /s/ Michael T. Oakes

Date: May 17, 2007                   By:
                                         ---------------------------------------
                                     Name:    Michael T. Oakes
                                     Title:   Executive Vice President and Chief
                                              Financial Officer




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                                    EXHIBIT INDEX


 Exhibit
   No.                                       Description
   ---                                       -----------

  99.1                                   Press release dated May 17, 2007.



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